UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 14, 2006

Corcept Therapeutics Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50679	77-0487658
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

149 Commonwealth Drive, Menlo Park, California		94025
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650-327-3270

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 14, 2006, Corcept Therapeutics Incorporated entered into a Common Stock Purchase Agreement attached hereto as Exhibit 10.1 with the purchasers named therein. Pursuant to the agreement, the investors, who are led by Paperboy Ventures LLC, have irrevocably committed to purchase, in the aggregate, 3,000,000 shares of common stock of Corcept, par value $0.001, at a price of $1.00 per share. The aggregate consideration to be received by Corcept is $3,000,000. Sutter Hill Ventures, a venture capital firm that is currently a significant shareholder in Corcept, and members of the Corcept board of directors, Joseph C. Cook, Jr., David L. Mahoney and James N. Wilson, are also investors. A member of the Corcept board of directors, G. Leonard Baker, Jr., is a managing director of the general partner of Sutter Hill Ventures. The closing date for the financing is expected to occur on or about December 15, 2006 subject to the satisfaction of customary closing conditions.

The financing is exempt from registration pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(2) the Securities Act of 1933, as amended.

On November 15, 2006, Corcept issued the press release attached hereto as Exhibit 99.1 regarding the transaction described in this report.

The foregoing description of the transaction is only a summary and is qualified in its entirety by reference to the aforementioned transaction document contained in Exhibit 10.1, which is hereby incorporated herein by reference.

The securities sold and issued in connection with the private placement have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements. As part of the transaction, Corcept has agreed to file a registration statement on Form S-3 with the Securities and Exchange Commission for purposes of registering the resale of all of the common stock issued in the private placement within two business days following the filing of its Form 10-K for its fiscal year ending December 31, 2006.

Item 3.02 Unregistered Sales of Equity Securities.

The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

10.1 Common Stock Purchase Agreement dated as of november 14, 2006

99.1 Press Release of Corcept Therapeutics Incorporated dated November 15, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corcept Therapeutics Incorporated

November 15, 2006	By:	/s/ Joseph K. Belanoff, M.D.

Name: Joseph K. Belanoff, M.D.
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Common Stock Purchase Agreement dated as of November 14, 2006
99.1	Press Release of Corcept Therapeutics Incorporated dated November 15, 2006